UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2019

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

1415 Wyckoff Road
Wall, New Jersey		07719
(Address of Principal Executive Offices)		(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of Laurence M. Downes’ Intent to Retire from his Position as Chief Executive Officer

Laurence M. Downes, Chairman and Chief Executive Officer of New Jersey Resources Corporation (“NJR”), announced at NJR’s July 8, 2019 Board of Directors meeting his intent to retire from his position as Chief Executive Officer of NJR and its principal subsidiaries, including New Jersey Natural Gas Company, effective September 30, 2019. Mr. Downes will continue to serve as Chairman of the NJR Board until the Annual Shareowners Meeting on January 22, 2020.

Announcement of the Intended Appointment of Stephen D. Westhoven as Successor for the Position of Chief Executive Officer

Following the July 8, 2019 meeting of the NJR Board, in accordance with NJR’s succession plan, the Board announced that Mr. Stephen D. Westhoven, NJR’s President and Chief Operating Officer, will be the successor to the office of CEO, upon Mr. Downes’ retirement. The Board expects to formally appoint Mr. Westhoven as NJR’s CEO and to specify his compensation and benefits later in 2019.

Mr. Westhoven, who is 51, previously served as Executive Vice President and Chief Operating Officer from November 2017 to September 2018, Senior Vice President and Chief Operating Officer at NJR Energy Services and NJR Clean Energy Ventures Corporation from October 2016 to November 2017, Senior Vice President of NJR Energy Services from May 2010 to September 2016, and as Vice President of NJR Energy Services from January 2004 to May 2010. Mr. Westhoven joined NJR in 1990.

NJR’s press release containing the foregoing announcements, dated July 12, 2019, is attached hereto as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 9, 2019, the Board, upon the recommendation of the Nominating/Corporate Governance Committee of the Board, approved an amendment to the Company’s Bylaws.

The amendment to Article IX, Section 1 of the Bylaws addresses the scope of indemnification provisions for directors and officers of the Company who also serve as a director, officer, employee or agent of another enterprise under the Company’s Bylaws.

The preceding is qualified in its entirety by reference to the Bylaws, as amended, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking information in this filing includes, but is not limited to, certain statements regarding the CEO succession plan.

Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the U.S. Securities and Exchange Commission (“SEC”), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http:.//www.sec.gov. Information included in this filing is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
3.1	Bylaws of New Jersey Resources Corporation, as amended through July 9, 2019
99.1	Press Release dated July 12, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: July 12, 2019	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Bylaws of New Jersey Resources Corporation, as amended through July 9, 2019
99.1	Press Release dated July 12, 2019